UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	One International Place, 40th Floor
New York, New York 10282	100 Oliver Street
Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	May 31, 2017

MLP Energy Infrastructure Fund

Goldman Sachs MLP Energy Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

What Differentiates Goldman Sachs’ MLP

Energy Infrastructure Fund Investment Process?

With a quality-oriented approach, the MLP Energy Infrastructure Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes. We invest primarily in Master Limited Partnerships (“MLPs”), or similar structures, that own energy infrastructure assets.

∎	To capture the full energy chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 12 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective And Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund, under normal circumstances, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in energy infrastructure master limited partnership (“MLP”) investments. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; private investments in public equities issued by MLPs; and other U.S. and non-U.S. equity and fied income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes, that provide exposure to MLPs. Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Fund’s MLP investments may be of any capitalization size.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.84%, -1.26%, -0.82%, -0.83% and -1.10%, respectively. These returns compare to the 2.28% cumulative total return of the Alerian MLP Index. The Alerian MLP Index is a leading measure of energy master limited partnerships (“MLPs”).[1]

Q	How did energy MLPs overall perform during the Reporting Period?

A	Energy MLPs, as represented by the Alerian MLP Index, generated a positive return of 2.28% during the Reporting Period. The Alerian MLP Index outperformed the AMEX Energy Select Sector Index (“IXE”) (-11.09%) and underperformed the S&P 500® Index (+10.80%).[2] The Alerian MLP Index also underperformed utilities (+17.19%) and real estate investment trusts (“REITs”) (+7.45%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.[3] (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices, after a strong recovery from lows set in early 2016, remained range-bound during the first half of the Reporting Period. Market participants seemed to be waiting to assess the impact of the Organization of the Petroleum Exporting Countries’ (“OPEC”) November 30, 2016 production cuts on crude oil supply. During the second half of the Reporting Period, WTI crude oil prices experienced some volatility, as U.S. crude oil inventories continued to build during the first few months of 2017. WTI crude oil prices fell 2.27% during the Reporting Period.[4] Part of the reason for the weakness in WTI crude oil prices was the rapid recovery of U.S. shale production, which we believe

[1]	Source: Alerian. The Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total- return basis (AMZX).

[2]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

[4]	Source: Bloomberg.

PORTFOLIO RESULTS

was swifter than many market participants expected and was driven largely by drilling efficiency gains and cost reductions. After U.S. shale production bottomed at 8.4 million barrels per day in July 2016, it rebounded 10.8% to 9.3 million barrels per day in May 2017.[5] Because of the continued inventory surplus, OPEC extended its production cuts for another nine months through 2018 to “do whatever it takes” to reduce inventory levels to historical averages.

Natural gas prices also experienced weakness during the Reporting Period. Prices declined more than 20% at the beginning of 2017 to $2.56 per million British thermal units (“MMbtu”) on February 21, 2017. Natural gas prices then rallied to $3.07 per MMbtu on May 31, 2017 to end the Reporting Period down 8.38%.[6] Warmer than consensus expected winter weather in the U.S. was a headwind for natural gas prices, though export growth of liquefied natural gas helped offset some of the weather-related slump. The price of natural gas liquids increased during the Reporting Period, led by propane, which was up approximately 10% on strong international demand.[7]

In the energy MLP market, the increase in U.S. production volumes and lingering high inventory levels dampened investor sentiment during the Reporting Period. We believe, however, that U.S. volume growth is positive for midstream[8] energy MLPs long term. Our view began to materialize during the Reporting Period, as evidenced by the difference in performance between WTI crude oil prices, upstream[9] energy equities and midstream energy MLPs. During the Reporting Period, midstream energy MLPs (as measured by the price-return of the Alerian MLP Index) outpaced WTI crude oil prices and upstream energy equities (as measured by the IXE) by 4.55% and 13.37%, respectively (including dividends).

Overall, energy MLPs continued to benefit from strong fundamentals during the Reporting Period. They also experienced increased mergers and acquisition activity through consolidation and simplification transactions.[10] As companies sought to gain exposure to the most productive areas, high growth basins such as the Permian Basin made up a large portion of consolidation transactions during the Reporting Period. Simplification transactions also continued, with general partners completing incentive distribution rights restructurings that led to lower costs of capital and improved growth profiles for underlying limited partners. Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets. In addition, with officials in Washington, D.C. playing an important role in expediting project approvals, energy MLPs announced new projects in an effort to increase organic growth. Several Presidential executive orders issued during the Reporting Period were aimed at accelerating pipeline projects, which seemed likely to benefit the energy infrastructure sector.

Capital markets and investment flows also played important roles during the Reporting Period. The capital markets had become more accessible for energy MLPs, and the initial public offering (“IPO”) market began reopening to energy MLPs, with two IPOs pricing in the last two months of the Reporting Period. Investment flows also began to recover but remained below levels seen prior to the downturn in WTI crude oil prices.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period, as volatility increased the dispersion of individual stock returns. The volatility was generally magnified in investments that had greater exposure to commodities, making them the worst performers.

In terms of its exposures, the Fund was negatively impacted by its positions in the hydrocarbon production and mining and the petroleum pipeline transportation subsectors. The hydrocarbon production and mining subsector, which is highly sensitive to commodity prices, was the Fund’s worst-performing subsector, as commodities experienced significant volatility during the

[5]	Source: U.S. Energy Information Administration, weekly U.S. Field Production of Crude Oil, data as of May 26, 2017.

[6]	Source: Bloomberg.

[7]	Source: U.S. Energy Information Administration, based on year- over-year export data as of November 30, 2016.

[8]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

[9]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[10]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

PORTFOLIO RESULTS

Reporting Period. The petroleum pipeline transportation subsector also hampered Fund returns, with security selection detracting from performance. On the positive side, the Fund was helped by its positioning in the natural gas pipeline transportation and the gathering and processing subsectors. Both subsectors benefited from a rebound in U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit, as it is closest to the wellhead and, therefore, tends to experience the greatest fluctuation in volumes. Higher volumes also benefited the natural gas pipeline transportation subsector due in part to increased demand for natural gas exports.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, Plains GP Holdings LP; Plains All American Pipeline, L.P.; and Targa Resources Corp. detracted from the Fund’s performance.

Plains GP Holdings LP (PAGP) was a top detractor from returns during the Reporting Period. PAGP is a “C” corporation holding company, which owns units of Plains All American Pipeline, L.P. (PAA) and thus directly tracks PAA’s performance but is taxed like a traditional corporation rather than like an MLP. The Fund holds both PAGP and PAA as a result of legacy ownership prior to a simplification transaction. PAGP underperformed during the Reporting Period, as PAA’s shares declined amid lower than market expected earnings. The Fund continued to hold PAGP at the end of the Reporting Period, as its fundamentals remain attractive and we believe the security has significant upside potential with rising commodity prices.

The Fund’s investment in PAA also detracted from performance. PAA is a crude oil-focused midstream energy MLP with significant assets in the Permian Basin. As discussed above, the Fund owned PAA as well as PAGP during the Reporting Period. Because both securities have similar economic exposure, shares of PAA underperformed for the same reasons as did shares of PAGP. Overall, lower than market expected earnings and a higher beta to crude oil were headwinds for performance. (Beta is a measure of the volatility, or systematic risk, of a security compared to the market as a whole.) We maintained the Fund’s position in PAA at the end of the Reporting Period, as the stock is fundamentally undervalued, in our view, and offers favorable exposure to a rebound in commodity prices.

Another detractor from Fund results was Targa Resources Corp. (TRGP), a natural gas and natural gas liquids-focused company with major operations in the Permian Basin. TRGP’s performance was initially quite strong, as expectations for production volume growth in the Permian Basin drove its stock price higher. However, the stock fell sharply after an earnings report showed that volumes came in below market expectations. At the end of the Reporting Period, the Fund continued to hold TRGP to maintain is exposure to commodities, specifically through companies that have exposure to the most prolific U.S. basins, such as the Permian Basin. Additionally, we view the stock as fundamentally undervalued and see upside potential from its levels at the end of the Reporting Period.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of Rice Midstream Partners LP, Noble Midstream Partners LP and Antero Midstream Partners LP contributed positively to relative returns.

The Fund’s top contributor was Rice Midstream Partners (RMP), a natural gas gathering and processing energy MLP with assets in the Marcellus and Utica Basins. RMP advanced during the Reporting Period as natural gas volumes continued to grow, supporting the energy MLP’s 20% targeted distribution growth. The Fund continued to hold RMP at the end of the Reporting Period, as we believe the company will continue to grow at a double digit growth rate and is positioned to benefit from its supportive parent company.

Noble Midstream Partners (NBLX), a crude oil-focused gathering and processing MLP with assets in the Denver-Julesburg Basin, also added to the Fund’s performance. NBLX’s distribution growth is supported by its general partner, which is an investment grade exploration and production company. NBLX performed well during the Reporting Period, as the company has visible growth prospects from organic projects that can increase gathering volumes and also has potential drop-down[11] assets from its general partner. The Fund continued to hold NBLX at the end of the Reporting Period in an effort to maintain exposure to what we viewed as high-growth and high-quality MLPs.

Another notable contributor to the Fund’s relative returns was Antero Midstream Partners LP (AM), which has natural gas gathering and processing assets with exposure to both the

[11]	Drop-down refers to the act of a parent company selling energy MLP-qualified assets to the associated energy MLP.

PORTFOLIO RESULTS

Marcellus and Utica Basins. During the Reporting Period, AM benefited from strong natural gas production in both Basins and continued to deliver better than 20% distribution growth. The Fund maintained a position in AM at the end of the Reporting Period to maintain its exposure to what we considered high-quality names with attractive growth potential.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Antero Midstream GP LP (AMGP). AMGP is AM’s general partner and is a holding company with assets that include only AM common units and incentive distribution rights. The Fund’s position was established through AMGP’s IPO, as we view AM’s growth prospects as robust and consider the economic benefit of incentive distribution rights incrementally positive for distribution growth.

Another purchase during the Reporting Period was Golar LNG (GLNG), which owns and operates liquefied natural gas infrastructure, such as floating storage and regasification units and floating liquefaction vessels. We initiated the position as we believed shares of GLNG were inexpensive on a net asset value basis, and we have a positive outlook on global natural gas trade, which benefits liquid natural gas infrastructure companies.

A key sale during the Reporting Period was Kinder Morgan (KMI), a large-cap diversified pipeline company with operations in the U.S. and Canada. We sold KMI to fund the purchase of Kinder Morgan Canada (KML). KML has a lower leverage profile and a higher yield, which makes it more attractive for the Fund.

In addition, the Fund’s position in Spectra Energy (SE) was eliminated after Enbridge announced it was acquiring the natural gas-focused pipeline company. We sold SE before the completion of the merger as its shares were trading close to the deal’s value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund employed call options on a limited basis in an effort to enhance returns. The use of call options did not have a meaningful impact on the Fund’s performance during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the U.S. was well positioned in the global energy landscape, with growth potential across energy commodities. In our view, the U.S. midstream space is one of the most compelling areas in which to invest as it stands to benefit, we believe, from long-term secular growth trends in U.S. commodity volumes.

In terms of crude oil, we expect the market to be structurally balanced for the remainder of 2017, propelled by continued demand growth and a lack of supply growth outside the U.S. More specifically, we expect demand to increase at its historic pace of approximately one million barrels per day per year, driven primarily by increased consumption in developing economies. On the supply side, we believe OPEC will continue to enact disciplined supply policy in an effort to normalize global inventory levels. The absence of large upstream capital expenditures outside of the U.S. has reduced the number of new crude oil projects, which in our view, will likely not be enough to offset natural decline rates[12] on existing production outside of countries cooperating with OPEC-led supply cuts. We expect U.S. shale production to grow and be a significant source of supply to cover a potential global supply deficit, as U.S. shale project lead times are typically much shorter than those of the rest of the world. Consistent with the U.S. Energy Information Administration, we expect U.S. crude oil production to continue growing in 2017 and beyond, as efficiency gains and technological advances allow the U.S. to be cost competitive with other global producers. At the end of the Reporting Period, U.S. rig counts, a leading indicator of production, were up approximately 125% from their lows in May 2016, indicating that capital is being deployed to grow production in the U.S.[13]

Beyond crude oil, we remained constructive at the end of the Reporting Period on natural gas and natural gas liquids, as we believe there continues to be strong secular demand growth underpinned by multiple demand channels. We expect an ongoing tailwind for global natural gas demand, stemming from electricity generation, given that power plants are increasingly being fueled by natural gas rather than coal. We also expect growth in the petrochemical market to boost demand for U.S.-produced natural gas liquids, as new petrochemical processing plants are anticipated to come online in the next few years.

Overall, our view of the energy MLP sector was positive at the end of the Reporting Period. Because we expect U.S.

[12]	The natural decline rate is the decline in oil and gas production that takes place over a period of time without taking into account an increase in production resulting from enhanced oil recovery techniques.
[13]	Source: Baker Hughes.

PORTFOLIO RESULTS

production to continue growing across energy commodities, midstream energy MLP fundamentals are likely, in our view, to benefit from the increased volumes, leading to increased cash flows. An additional tailwind may be mergers and acquisition activity, driven by consolidation and simplification transactions. Consolidation transactions may be attractive for companies seeking to gain access to faster-growing basins, such as the Permian Basin for crude oil and the Marcellus and Utica Basins for natural gas. Simplification transactions could be viable for general partners that have underlying energy MLPs with relatively higher costs of capital. Such transactions could be a way to make the limited partnership’s cost of capital more competitive, enabling more accretive growth to limited partnership unit holders.

In terms of distribution growth, we grew more positive about the outlook during the Reporting Period, as energy MLPs took action to strengthen their balance sheets and coverage ratios.[14] At the end of the Reporting Period, the 12-month weighted average of consensus estimates for the distribution growth of Alerian MLP Index constituents was approximately 10%,[15] which is somewhat higher than our long-term distribution growth estimates. That said, we expect a higher dispersion in distribution growth within the energy MLP universe, with select companies capable of delivering more than 20% distribution growth and the distribution growth of other companies remaining rather flat.

Regarding valuations, the energy infrastructure sector has historically been measured by the spread (or yield differential) between energy MLPs and 10-year U.S. Treasury notes. At the end of the Reporting Period, this spread was 4.9%, approximately 1.0% more attractive in our view than the historical average of 4.0%. In terms of estimated enterprise value/ EBITDA[16] multiples, the energy MLP sector traded at approximately 11.7x at the end of the Reporting Period, less than the average of 12.4x after the 2008-2009 financial crisis. Additionally, compared to other income-producing equities, such as REITs and utilities, energy MLPs traded at a discount relative to their historical relative spreads.[17]

[14]	Coverage ratio is a measure of a company’s ability to fulfill its financial obligations.
[15]	Source: Bloomberg.
[16]	Enterprise value (EV) is the market value of debt, common equity and preferred equity minus the value of cash. EBITDA is earnings before interest, taxes, depreciation and amortization. EV/EBITDA is a financial ratio that measures a company’s value.
[17]	Source: Bloomberg, Wells Fargo, forward year EV/EBITDA estimates.

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of May 31, 2017

PERFORMANCE REVIEW
December 1, 2016–May 31, 2017	Fund Total Return (based on NAV)[1]	Alerian MLP Index[2]
Class A	-0.84%	2.28%
Class C	-1.26	2.28
Institutional	-0.82	2.28
Class IR	-0.83	2.28
Class R	-1.10	2.28

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/17	One Year	Since Inception	Inception Date
Class A	23.34%	-0.59%	3/28/13
Class C	28.53	0.08	3/28/13
Institutional	31.03	1.21	3/28/13
Class IR	30.87	1.08	3/28/13
Class R	30.17	0.57	3/28/13

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the contingent deferred sales charge for Class C Shares (1% if shares are redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
Total Annual Fund Operating Expenses
Class A	1.45%
Class C	2.20
Institutional	1.05
Class IR	1.20
Class R	1.70

[4]	The expense ratios of the Fund are as set forth above according to the most recent publicly available Prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 5/31/17[5]
Holding	% of Net Assets	Line of Business
Enterprise Products Partners LP	9.3%	Pipeline Transportation	Natural Gas
Energy Transfer Partners LP	7.8	Pipeline Transportation	Natural Gas
Magellan Midstream Partners LP	7.2	Pipeline Transportation	Petroleum
Plains All American Pipeline LP	6.8	Pipeline Transportation	Petroleum
Targa Resources Corp.	5.9	Gathering + Processing
The Williams Cos., Inc.	5.9	Gathering + Processing
MPLX LP	5.1	Gathering + Processing
Energy Transfer Equity LP	4.7	Pipeline Transportation	Natural Gas
Williams Partners LP	4.0	Gathering + Processing
Antero Midstream Partners LP	3.2	Gathering + Processing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND COMPOSITION (%)[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. For periods shown prior to the period ended May 31, 2017, the Fund used a different sector classification methodology. Information for these prior periods have been reclassified with the Fund’s current sector classification methodology. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

May 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 99.4%
Gathering + Processing – 35.4%
2,134,995	Antero Midstream GP LP*	$47,140,690
2,263,913	Antero Midstream Partners LP	78,421,946
121,697	Hess Midstream Partners LP*	2,828,238
3,827,681	MPLX LP	126,504,857
700,764	Noble Midstream Partners LP	32,228,136
896,877	ONEOK Partners LP	43,866,254
623,964	ONEOK, Inc.	30,998,532
3,095,594	Rice Midstream Partners LP	75,873,009
3,178,905	Targa Resources Corp.	146,007,107
5,091,419	The Williams Cos., Inc.	145,614,584
798,769	Western Gas Partners LP	44,515,396
2,506,537	Williams Partners LP	98,181,054

		872,179,803

Other | Liquefaction* – 1.5%
774,484	Cheniere Energy, Inc.	37,732,860

Pipeline Transportation | Natural Gas – 29.0%
7,362,162	Energy Transfer Equity LP	125,451,240
8,863,270	Energy Transfer Partners LP	192,864,755
8,546,313	Enterprise Products Partners LP	229,126,652
1,939,754	EQT GP Holdings LP	50,724,567
1,041,038	EQT Midstream Partners LP	76,786,963
1,008,807	Kinder Morgan Canada Ltd.*(a)	12,015,919
611,455	TransCanada Corp.	28,385,345

		715,355,441

Pipeline Transportation | Petroleum – 29.5%
773,783	Buckeye Partners LP	49,522,112
702,271	Enbridge, Inc.	27,033,418
2,446,319	Magellan Midstream Partners LP	177,578,296
1,213,943	NGL Energy Partners LP	16,509,625
1,235,291	Phillips 66 Partners LP	61,171,610
6,375,256	Plains All American Pipeline LP	168,816,779
2,396,709	Plains GP Holdings LP Class A*	63,920,229
1,550,375	SemGroup Corp. Class A	48,061,625
1,732,750	Shell Midstream Partners LP	51,687,933
1,398,297	Valero Energy Partners LP	63,217,007

		727,518,634

Production + Mining | Frac Sand* – 0.7%
260,224	Emerge Energy Services LP	2,820,828
265,196	Hi-Crush Partners LP	3,460,808
555,175	Smart Sand, Inc.	5,407,405
801,819	Source Energy Services Ltd.	4,944,407

		16,633,448

Production + Mining | Hydrocarbon* – 1.6%
513,963	Callon Petroleum Co.	5,818,061
127,687	Diamondback Energy, Inc.	11,844,246
242,876	Parsley Energy, Inc. Class A	7,201,273
403,606	RSP Permian, Inc.	14,364,338

		39,227,918

Common Stocks – (continued)
Regasification – 0.7%
803,856	Golar LNG Ltd.	18,701,710

Services | Midstream – 1.0%
1,610,417	Archrock Partners LP	24,945,359

TOTAL COMMON STOCKS
(Cost $2,307,173,094)		$2,452,295,173

Contracts	Strike Price	Expiration Date	Value
Option Contracts Purchased – 0.0%
Options on Equities Contracts 0.0%
Citigroup Global Markets, Inc. Call – Continental Resources, Inc.
4,902	$50.000	09/15/17	$49,020
Citigroup Global Markets, Inc. Call – Whiting Petroleum Corp.
12,084	10.000	09/15/17	253,764
Morgan Stanley & Co. International PLC Call – Marathon Oil Corp.
12,625	18.000	10/20/17	189,375

TOTAL OPTION CONTRACTS PURCHASED
(Cost $5,031,564)			$492,159

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
86	0.678%	$86
(Cost $86)

TOTAL INVESTMENTS – 99.4%
(Cost $2,312,204,744)		$2,452,787,418

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		13,841,370

NET ASSETS – 100.0%		$2,466,628,788

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Newly issued security: non-income producing.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $12,015,919, which represents approximately 0.5% of net assets as of May 31, 2017.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2017.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership
PLC	—Public Limited Company

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

May 31, 2017 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $2,312,204,658)	$2,452,787,332
Investments of affiliated issuers, at value (cost $86)	86
Foreign currencies, at value (cost $15,466)	15,466
Receivables:
Investments sold	18,512,473
Current taxes	6,334,168
Fund shares sold	5,433,488
Dividends	481,746
Foreign tax reclaims	294,535
Other assets	14,846
Total assets	2,483,874,140

Liabilities:
Due to custodian	2,918,618
Payables:
Investments purchased	6,983,936
Fund shares redeemed	3,082,957
Management fees	2,016,798
Distribution and service fees and transfer agent fees	334,030
Deferred taxes, net	1,524,504
Accrued expenses	384,509
Total liabilities	17,245,352

Net Assets:
Paid-in capital	3,081,255,417
Distributions in excess of net investment loss, net of taxes	(78,738,730)
Accumulated net realized loss, net of taxes	(676,840,811)
Net unrealized gain, net of taxes	140,952,912
NET ASSETS	$2,466,628,788
Net Assets:
Class A	$159,978,249
Class C	158,198,987
Institutional	1,944,119,782
Class IR	202,551,782
Class R	1,779,988
Total Net Assets	$2,466,628,788
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	21,054,519
Class C	21,550,107
Institutional	251,100,921
Class IR	26,338,494
Class R	237,026
Net asset value, offering and redemption price per share:(a)
Class A	$7.60
Class C	7.34
Institutional	7.74
Class IR	7.69
Class R	7.51

(a)	Maximum public offering price per share is $8.04. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Six Months Ended May 31, 2017 (Unaudited)

Investment income:
Dividends (net of tax withholding of $157,171)	$68,507,570
Dividends — affiliated issuers	86
Less: Return of Capital on Dividends	(54,524,343)
Total investment income	13,983,313

Expenses:
Management fees	12,006,354
Distribution and Service fees(a)	1,169,754
Transfer Agency fees(a)	959,787
Franchise Tax Expense	157,408
Professional fees	139,888
Printing and mailing costs	104,225
Custody, accounting and administrative services	93,377
Registration fees	79,245
Trustee fees	10,737
Other	90,341
Total operating expenses, before income taxes	14,811,116
Less — expense reductions	(210)
Net operating expenses, before income taxes	14,810,906
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(827,593)
Current and deferred tax expense	(85,322)
NET INVESTMENT LOSS, NET OF TAXES	(912,915)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	88,067,233
Foreign currency transactions	(109,417)
Current and deferred tax expense	(2,048,755)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(112,964,570)
Foreign currency translation	433
Current and deferred tax benefit	407,145
Net realized and unrealized loss, net of taxes	(26,647,931)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,560,846)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$291,870	$873,190	$4,694	$221,822	$165,906	$398,529	$171,746	$1,784

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2017 (Unaudited)	For the Fiscal Year Ended November 30, 2016
From operations:
Net investment loss, net of taxes	$(912,915)	$(16,095,781)
Net realized gain (loss), net of taxes	85,909,061	(354,633,339)
Net change in unrealized gain (loss), net of taxes	(112,556,992)	634,392,159
Net increase (decrease) in net assets resulting from operations	(27,560,846)	263,663,039

Distributions to shareholders:
From net investment income
Class A Shares	(3,120,663)	—
Class C Shares	(2,428,709)	—
Institutional Shares	(26,860,773)	—
Class IR Shares	(2,331,113)	—
Class R Shares	(25,543)	—
From capital
Class A Shares	(3,030,520)	(18,238,926)
Class C Shares	(2,358,553)	(10,724,380)
Institutional Shares	(26,084,874)	(97,790,942)
Class IR Shares	(2,263,776)	(6,501,584)
Class R Shares	(24,805)	(113,559)
Total distributions to shareholders	(68,529,329)	(133,369,391)

From share transactions:
Proceeds from sales of shares	600,727,366	1,440,215,872
Reinvestment of distributions	66,626,105	130,132,811
Cost of shares redeemed	(519,243,017)	(1,074,372,651)
Net increase in net assets resulting from share transactions	148,110,454	495,976,032
TOTAL INCREASE	52,020,279	626,269,680

Net assets:
Beginning of period	2,414,608,509	1,788,338,829
End of period	$2,466,628,788	$2,414,608,509
Distributions in excess of net investment loss, net of taxes	$(78,738,730)	$(43,059,014)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From return of capital	Total distributions
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2017 - A	$7.88	$(0.01)	$(0.05)	$(0.06)	$(0.11)	$(0.11)	$(0.22)
2017 - C	7.65	(0.04)	(0.05)	(0.09)	(0.11)	(0.11)	(0.22)
2017 - Institutional	8.02	— (g)	(0.06)	(0.06)	(0.11)	(0.11)	(0.22)
2017 - IR	7.97	— (g)	(0.06)	(0.06)	(0.11)	(0.11)	(0.22)
2017 - R	7.81	(0.02)	(0.06)	(0.08)	(0.11)	(0.11)	(0.22)

FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2016 - A	7.62	(0.06)	0.80	0.74	—	(0.48)	(0.48)
2016 - C	7.46	(0.12)	0.79	0.67	—	(0.48)	(0.48)
2016 - Institutional	7.70	(0.05)	0.85	0.80	—	(0.48)	(0.48)
2016 - IR	7.67	(0.04)	0.82	0.78	—	(0.48)	(0.48)
2016 - R	7.56	(0.09)	0.82	0.73	—	(0.48)	(0.48)
2015 - A	11.98	(0.05)	(3.82)	(3.87)	—	(0.49)	(0.49)
2015 - C	11.83	(0.12)	(3.76)	(3.88)	—	(0.49)	(0.49)
2015 - Institutional	12.06	(0.01)	(3.86)	(3.87)	—	(0.49)	(0.49)
2015 - IR	12.04	(0.03)	(3.85)	(3.88)	—	(0.49)	(0.49)
2015 - R	11.93	0.18	(4.06)	(3.88)	—	(0.49)	(0.49)
2014 - A	10.81	(0.08)	1.75	1.67	(0.12)	(0.38)	(0.50)
2014 - C	10.76	(0.15)	1.72	1.57	(0.12)	(0.38)	(0.50)
2014 - Institutional	10.84	(0.01)	1.73	1.72	(0.12)	(0.38)	(0.50)
2014 - IR	10.83	(0.02)	1.73	1.71	(0.12)	(0.38)	(0.50)
2014 - R	10.79	(0.11)	1.75	1.64	(0.12)	(0.38)	(0.50)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - A(i)	10.00	(0.07)	1.27	1.20	—	(0.39)	(0.39)
2013 - C(i)	10.00	(0.06)	1.21	1.15	—	(0.39)	(0.39)
2013 - Institutional(i)	10.00	(0.01)	1.24	1.23	—	(0.39)	(0.39)
2013 - IR(i)	10.00	(0.05)	1.27	1.22	—	(0.39)	(0.39)
2013 - R(i)	10.00	(0.06)	1.24	1.18	—	(0.39)	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	A current and deferred tax estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Annualized with the exception of tax expenses.
(g)	Amount is less than $0.005 per share.
(h)	Amount is less than 0.005% per share.
(i)	Commenced operations on March 28, 2013.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

			Ratio of Expenses to Average Net Assets								Ratio of Investment Income (Loss) to Average Net Assets
Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	After expense reimbursements and tax benefit/ (expense)(c)		Before expense reimbursements and after tax benefit/ (expense)(c)		Net of expense reimbursements and before tax benefit/ (expense)		Before expense reimbursements and tax benefit/ (expense)		After expense reimbursements and tax benefit/ (expense)(d)		Net of expense reimbursements and before tax benefit/ (expense)		Before expense reimbursements and tax benefit/ (expense)		Portfolio turnover rate(e)

$7.60	(0.84)%	$159,978	1.47	%(f)	1.47	%(f)	1.42	%(f)	1.42	%(f)	(0.32	)%(f)	(0.33	)%(f)	(0.33	)%(f)	23%
7.34	(1.26)	158,199	2.23	(f)	2.23	(f)	2.17	(f)	2.17	(f)	(1.09	)(f)	(1.09	)(f)	(1.09	)(f)	23
7.74	(0.82)	1,944,120	1.08	(f)	1.08	(f)	1.02	(f)	1.02	(f)	0.06	(f)	0.06	(f)	0.06	(f)	23
7.69	(0.83)	202,552	1.24	(f)	1.25	(f)	1.17	(f)	1.17	(f)	(0.10	)(f)	(0.09	)(f)	(0.09	)(f)	23
7.51	(1.10)	1,780	1.73	(f)	1.74	(f)	1.67	(f)	1.67	(f)	(0.57	)(f)	(0.57	)(f)	(0.57	)(f)	23

7.88	10.23	289,689	1.45		1.45		1.45		1.45		(0.87)		(0.87)		(0.88)		104
7.65	9.49	170,575	2.20		2.21		2.20		2.21		(1.63)		(1.63)		(1.63)		104
8.02	10.92	1,830,614	1.05		1.05		1.05		1.05		(0.69)		(0.69)		(0.69)		104
7.97	10.69	121,705	1.20		1.20		1.20		1.20		(0.60)		(0.60)		(0.61)		104
7.81	10.18	2,026	1.70		1.70		1.70		1.70		(1.23)		(1.23)		(1.24)		104
7.62	(33.27)	292,686	(0.38)		(0.38)		1.42		1.42		(0.57)		(0.53)		(0.54)		96
7.46	(33.79)	173,427	0.37		0.38		2.17		2.18		(1.27)		(1.23)		(1.23)		96
7.70	(33.05)	1,225,024	(0.78)		(0.78)		1.02		1.02		(0.10)		(0.06)		(0.06)		96
7.67	(33.13)	95,825	(0.63)		(0.63)		1.17		1.17		(0.32)		(0.28)		(0.28)		96
7.56	(33.50)	1,376	(0.11)		(0.11)		1.69		1.69		1.97		2.01		2.01		96
11.98	15.59	513,722	3.57		3.57		1.46		1.46		(0.56)		(0.61)		(0.61)		25
11.83	14.61	241,841	4.32		4.32		2.21		2.21		(1.19)		(1.24)		(1.24)		25
12.06	15.91	1,613,322	3.17		3.17		1.06		1.06		(0.06)		(0.11)		(0.11)		25
12.04	15.73	178,966	3.32		3.32		1.21		1.21		(0.10)		(0.15)		(0.15)		25
11.93	15.23	96	3.82		3.84		1.71		1.73		(0.89)		(0.93)		(0.95)		25

10.81	12.12	51,363	9.36	(f)	9.71	(f)	1.51	(f)	1.86	(f)	(1.00	)(f)	(1.23	)(f)	(1.63	)(f)	96
10.76	11.71	20,112	10.11	(f)	10.45	(f)	2.26	(f)	2.60	(f)	(0.90	)(f)	(1.14	)(f)	(1.54	)(f)	96
10.84	12.53	206,886	8.95	(f)	9.50	(f)	1.11	(f)	1.66	(f)	(0.17	)(f)	(0.40	)(f)	(1.03	)(f)	96
10.83	12.42	12,229	9.11	(f)	9.49	(f)	1.26	(f)	1.64	(f)	(0.72	)(f)	(0.96	)(f)	(1.39	)(f)	96
10.79	12.02	32	9.59	(f)	10.13	(f)	1.75	(f)	2.29	(f)	(0.86	)(f)	(1.09	)(f)	(1.71	)(f)	96

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

May 31, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering five classes of shares — Class A, Class C, Institutional, Class IR and Class R Shares. Effective August 15, 2017, Class IR Shares will be renamed Investor Shares. Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (“Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total investment income actually earned by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Option Contracts — When the Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of May 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$2,452,295,173	$—	$—
Investment Company	86	—	—
Total	$2,452,295,259	$—	$—

Derivative Type
Assets
Options Purchased	$492,159	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of May 31, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets
Equity	Investments, at value	$492,159

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended May 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net change in unrealized gain (loss) on investments	$—	$(4,539,405)	1

(a)	Average number of contracts is based on the average of month end balances for the six months ended May 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Fund may also be subject to a 20% alternative minimum tax to the extent that its alternative minimum tax exceeds its regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. State taxes are estimated at a blended rate of 1.80%, net of federal tax benefit, and did not change during the period.

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$(9,041,871)	-35.00%
State income taxes, net of federal benefit	(465,011)	-1.80
Effect of permanent differences	(3,640,803)	-14.09
Tax provision to tax return and other adjustments	(672,737)	-2.61
Valuation Allowance	15,547,354	60.18
Total current and deferred income tax expense, net	$1,726,932	6.68%

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At May 31, 2017, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward — see table below for expiration	$48,746,399
Capital loss carryforward (tax basis)	252,335,827
Other	1,414,730
Valuation Allowance	(222,591,378)
Total Deferred Tax Assets	$79,905,578
Deferred tax liabilities:
Net unrealized gain on investment securities	$(30,007,714)
Book vs tax partnership income to be recognized	(51,422,368)
Total Deferred Tax Liabilities	$(81,430,082)

At May 31, 2017, the Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

For Fiscal Year Ended	Amount	Expiration
November 30, 2016	$12,028,974	November 30, 2036
November 30, 2017	120,434,067	November 30, 2037

At May 31, 2017, the Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

For Fiscal Year Ended	Amount	Expiration
November 30, 2015	$397,692,266	November 30, 2020
November 30, 2016	288,002,916	November 30, 2021

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $222,591,378 of valuation allowances as of May 31, 2017.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

5. TAXATION (continued)

For the six months ended May 31, 2017, components of the Fund’s current and deferred tax expense are as follows:

	Current	Deferred	Total
Federal	$190,423	$(13,379,794)	$(13,189,371)
State	12,005	(643,056)	(631,051)
Change in Valuation Allowance	—	15,547,354	15,547,354
Total	$202,428	$1,524,504	$1,726,932

For the six months ended May 31, 2017, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. At May 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

Tax Cost	$2,231,388,507
Gross unrealized gain	342,623,964
Gross unrealized loss	(121,225,053)
Net unrealized security gain	$221,398,911

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the tax treatment of partnership investments.

For the six months ended May 31, 2017, the Fund distributions are estimated to be comprised of approximately 51% from taxable income and 49% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2018. The Fund’s first three years are open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

6. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended May 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	0.93%	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least March 30, 2018. Prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

6. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended May 31, 2017, GSAM waived $21 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended May 31, 2017, Goldman Sachs advised that it retained $41,281 and $1, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares. Effective July 28, 2017, the transfer agency services fees for Class A, Class C, Class IR and Class R Shares will be reduced to 0.18% of average daily net assets.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 30, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. For the six months ended May 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were $189.

F.  Other Transactions with Affiliates — For the six months ended May 31, 2017, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

6. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by the Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which the Fund is an affiliate for the six months ended May 31, 2017:

Name of Affiliated Issuer	Market Value 11/30/16	Purchases at Cost	Proceeds from Sales	Distributions	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 5/31/17	Dividend Income
Noble Midstream Partners LP*	$25,986,738	$2,225,632	$(7,195,577)	$(602,343)	$3,531,948	$8,281,738	$32,228,136	$602,343

*	Security held was no longer affiliated as of May 31, 2017.

The table below shows the transactions in and earnings from investments in the Underlying Fund for the six months ended May 31, 2017:

Underlying Fund	Market Value 11/30/2016	Purchases at Cost*	Proceeds from Sales	Market Value 5/31/2017	Dividend Income
Goldman Sachs Financial Square Government Fund	$—	$4,720,083	$(4,719,997)	$86	$86

*	Includes reinvestment of distributions.

G.  Line of Credit Facility — As of May 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended May 31, 2017, the Fund did not have any borrowings under the facility.

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2017, were $701,716,137 and $573,359,830, respectively.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

8. OTHER RISKS (continued)

United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

8. OTHER RISKS (continued)

new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

9. INDEMNIFICATIONS (continued)

under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP Energy Infrastructure Fund

	For the Six Months Ended May 31, 2017 (Unaudited)		For the Fiscal Year Ended November 30, 2016
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,336,642	$35,655,528	19,831,193	$138,725,890
Reinvestment of distributions	731,553	6,098,531	2,508,169	18,138,256
Shares redeemed	(20,755,262)	(175,631,282)	(24,031,529)	(172,858,795)
	(15,687,067)	(133,877,223)	(1,692,167)	(15,994,649)
Class C Shares
Shares sold	1,914,482	15,389,965	5,735,999	39,814,307
Reinvestment of distributions	597,102	4,774,640	1,512,334	10,682,294
Shares redeemed	(3,246,810)	(25,772,073)	(8,208,192)	(57,489,914)
	(735,226)	(5,607,468)	(959,859)	(6,993,313)
Institutional Shares
Shares sold	50,319,362	422,096,083	166,878,279	1,185,623,216
Reinvestment of distributions	6,082,057	51,108,262	12,801,180	94,697,321
Shares redeemed	(33,678,734)	(281,531,746)	(110,314,380)	(783,903,272)
	22,722,685	191,672,599	69,365,079	496,417,265
Class IR Shares
Shares sold	14,785,828	127,055,355	10,227,684	75,398,221
Reinvestment of distributions	555,235	4,594,650	885,856	6,501,381
Shares redeemed	(4,271,350)	(35,558,912)	(8,330,386)	(59,853,292)
	11,069,713	96,091,093	2,783,154	22,046,310
Class R Shares
Shares sold	63,491	530,435	98,214	654,238
Reinvestment of distributions	6,133	50,022	15,756	113,559
Shares redeemed	(92,115)	(749,004)	(36,480)	(267,378)
	(22,491)	(168,547)	77,490	500,419
NET INCREASE	17,347,614	$148,110,454	69,573,697	$495,976,032

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended May 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, and Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 through May 31, 2017, which represents a period of 182 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 12/1/16	Ending Account Value 5/31/17		Expenses Paid for the 6 months ended 5/31/17*
Class A
Actual	$1,000.00	$991.60		$7.05
Hypothetical 5% return	1,000.00	1,017.85	+	7.14
Class C
Actual	1,000.00	987.40		10.75
Hypothetical 5% return	1,000.00	1,014.11	+	10.90
Institutional
Actual	1,000.00	991.80		5.07
Hypothetical 5% return	1,000.00	1,019.85	+	5.14
Class IR
Actual	1,000.00	991.70		5.81
Hypothetical 5% return	1,000.00	1,019.10	+	5.89
Class R
Actual	1,000.00	989.00		8.28
Hypothetical 5% return	1,000.00	1,016.60	+	8.40

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended May 31, 2017. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
MLP Energy Infrastructure	1.42%	2.17%	1.02%	1.17%	1.67%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solution Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund[6]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of May 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 98244-TMPL-07/2017-567237 MLPEISAR-17/29K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 1, 2017

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	August 1, 2017